ONGOING LITIGATION	12 Months Ended
Dec. 31, 2017
ONGOING LITIGATION
ONGOING LITIGATION

26. ONGOING LITIGATION

On August 2, 2016, Canadian Malartic General Partnership ("CMGP"), a general partnership jointly owned by the Company and Yamana (the "Partnership"), was served with a class action lawsuit filed in the Superior Court of Quebec with respect to allegations involving the Canadian Malartic mine. The complaint is in respect of "neighbourhood annoyances" arising from dust, noise, vibrations and blasts at the mine. The plaintiffs are seeking damages in an unspecified amount as well as punitive damages in the amount of C$20 million. The class action was certified in May 2017. In November 2017, a declaratory judgment was issued allowing the Partnership to settle individually with class members for 2017. The plaintiffs have filed an application for leave to appeal from this judgment. Leave to appeal was granted on January 11, 2018 and the appeal will be heard on June 8, 2018. On December 11, 2017, hearings were completed in respect of certain preliminary matters, including the Partnership's application for partial dismissal of the class action. Judgment was rendered on the preliminary matters and the partial dismissal of the class action was granted, removing the period of August 2013 to June 2014 from the class period. The Company and the Partnership will take all necessary steps to defend themselves from this lawsuit.

On August 15, 2016, the Partnership received notice of an application for injunction relating to the Canadian Malartic mine, which had been filed under the Environment Quality Act (Quebec). A hearing related to an interlocutory injunction was completed on March 17, 2017 and a decision of the Superior Court of Quebec dismissed the injunction. An application for permanent injunction is currently pending. The Company and the Partnership have reviewed the injunction request, consider the request without merit and will take all reasonable steps to defend against this injunction. These measures include a motion for the dismissal of the application for injunction, which has been filed and will be heard at a date that has yet to be determined. While at this time the potential impacts of the injunction cannot be definitively determined, the Company expects that if the injunction were to be granted, there would be a negative impact on the operations of the Canadian Malartic mine, which could include a reduction in production and shift reductions resulting in the loss of jobs.

On June 1, 2017, the Partnership was served with an application for judicial review to obtain the annulment of a governmental decree authorizing the expansion of the Canadian Malartic mine. The Partnership is an impleaded party in the proceedings. The Company and the Partnership have reviewed the application for judicial review, consider the application without merit and will take all reasonable steps to defend against this application. The hearing on the merits is scheduled to take place in October 2018. While the Company believes it is highly unlikely that the annulment will be granted, the Company expects that if the annulment were to be granted, there would be a negative impact on the operations of the Canadian Malartic mine, which could include a reduction in anticipated future production.